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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No. 33-     ) of our report dated October 3, 1997, on our audits of the financial statements of Credentials Services International, Inc. We also consent to the reference to our firm under the captions "Experts", "Selected Financial Data", and "Summary Financial Information."

                                          /s/ COOPERS & LYBRAND L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Los Angeles, CA
October 8, 1997